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                                    GUARDIAN

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                        ANNUAL REPORT TO CONTRACTOWNERS


THE GUARDIAN
VARIABLE ACCOUNT 1


THE GUARDIAN
VARIABLE ACCOUNT 2


                                  THE GUARDIAN INSURANCE &
                                  ANNUITY COMPANY, INC.

                                  A wholly owned subsidiary of
                                  The Guardian Life Insurance Company of America

                                  EXECUTIVE OFFICE
                                  7 Hanover Square
                                  New York, New York 10004

                                  CUSTOMER SERVICE OFFICE
                                  P.O. Box 26210
                                  Lehigh Valley, Pennsylvania 18002-6210
                                  1-800-221-3253

                                  Distributed by:
                                  GUARDIAN INVESTOR SERVICES CORPORATION(R)

--------------------------------------------------------------------------------
DEAR CONTRACTOWNER:
-----------------------------

[PHOTO OMITTED]

Joseph D. Sargent, CLU
President and CEO


     As President and Chief Executive Officer of The Guardian Insurance & Annuity Company, Inc., and its parent, The Guardian Life Insurance Company of America, I am pleased to send you this Annual Report on the performance of your contract's separate account and its underlying variable investment options during the past year.


HELPING YOU REACH YOUR GOALS

     As an owner of a variable annuity, you are among a rapidly growing group of people who are planning for their future with a retirement product that is linked to the investment markets. A variable annuity, such as The Guardian Variable Account I and The Guardian Variable Account II, may be one of the best ways to prepare for your retirement and because of the benefits it offers, may help you reach your goals faster.

     This Report tells you how each investment option available in your contract has performed. Also included is a letter from Frank J. Jones, Ph.D., our chief investment officer, and interviews with the portfolio managers of the funds that comprise our investment options. These materials discuss the current economic environment as well as specific issues that may impact your investment strategy.

     I am confident that this information will be invaluable to you as you assess your financial situation and investment strategies.

     Thank you for selecting Guardian to assist you in investing for your future.


                              Sincerely,


                              /s/ JOSEPH D. SARGENT
                              --------------------------------------
                                  Joseph D. Sargent, CLU
                                  President and Chief Executive Officer
                                  The Guardian Insurance & Annuity Company, Inc.




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                      [THIS PAGE INTENTIONALLY LEFT BLANK]
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Table of Contents
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      --------------------------------------------------------------------------
      THE GUARDIAN PARK AVENUE FUND

      --------------------------------------------------------------------------
            PORTFOLIO MANAGERS INTERVIEW                                       4

      --------------------------------------------------------------------------
            FUND PROFILE                                                       5

      --------------------------------------------------------------------------
            SCHEDULE OF INVESTMENTS                                            8

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      FINANCIALS

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            THE GUARDIAN PARK AVENUE FUND                                     11

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            THE GUARDIAN/VALUE LINE SEPARATE ACCOUNT                          20
                  FOR VALUE GUARD CONTRACTOWNERS
      --------------------------------------------------------------------------
            THE GUARDIAN VARIABLE ACCOUNT 1                                   28
                  FOR VARIABLE ACCOUNT 1 CONTRACTOWNERS
      --------------------------------------------------------------------------
            THE GUARDIAN VARIABLE ACCOUNT 2                                   29
                  FOR VARIABLE ACCOUNT 2 CONTRACTOWNERS
      --------------------------------------------------------------------------
            COMBINED NOTES TO FINANCIAL STATEMENTS FOR                        30
                  VARIABLE ACCOUNT 1 & 2
      --------------------------------------------------------------------------

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Investments offered through The Guardian Insurance & Annuity Company, Inc. are not deposits or obligations of, or guaranteed or endorsed by, any bank or depository institution, nor are they federally insured by the Federal Deposit Insurance Corporation, The Federal Reserve Board, or any other agency. They involve investment risk, including possible loss of principal amount invested.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Park Avenue Fund
-----------------------------

[PHOTO OMITTED]                                   [PHOTO OMITTED]

Larry Luxenberg, C.F.A.                           John B. Murphy, C.F.A.
Co-Portfolio Manager                              Co-Portfolio Manager

OBJECTIVE: Long-term growth of capital

PORTFOLIO: At least 80% common stocks and
           securities convertible into common stocks

INCEPTION: June 1, 1972

NET ASSETS AT DECEMBER 31, 1999: $3,842,485,476

Q. HOW DID THE FUND PERFORM IN 1999?

A. For an unprecedented fifth consecutive year, The Guardian Park Avenue Fund had a return of more than 20%. The Fund earned a total return of 30.25%1 for the year compared to 21.04% for the S&P 500 Index,2 a margin of 9.21%. Once again, this was a year of high volatility in the stock market. As the year began, there was continuing concern about the global financial crisis as Brazil's economy became only the latest to get crushed. By spring, however, it became apparent that a global recovery was under way, particularly in some of the hardest hit areas of Asia, such as Korea. By year-end the concern had shifted 180 degrees: financial markets had come to believe the real threat was too high a rate of growth, which could potentially re-ignite inflation. All year the market continued to compress major moves--which had once taken years--into a matter of months.

      Once again, the market also retained its narrow focus. In fact, according to Merrill Lynch,3 half of the S&P 500 stocks actually were down on the year. The S&P 500's equally weighted index was up only 11.6%, a little over half of the S&P 500 Index, which is weighted by the market capitalization of the companies included in the Index. While real estate and other value stocks got decimated, technology stocks soared. The rapid spread of the Internet and improvements in networking and mobile communications as well as preparations for Y2K spurred huge demand for technology. The NASDAQ Composite Index,4 viewed now as a proxy for large technology stocks, was up 86%, with much of that coming late in the year.

--------------------------------------------------------------------------------
"The main factors contributing to our good performance in 1999 were our assessments that technology and growth stocks would do well. We were overweighted in technology stocks all year and continued that posture heading into 2000."
--------------------------------------------------------------------------------

Q. WHAT FACTORS AFFECTED PERFORMANCE IN 1999?

A. The main factors contributing to our good performance in 1999 were our assessments that technology and growth stocks would do well. We were overweighted in technology stocks all year and continued that posture heading into 2000. Technology stocks began to rally in the fall of 1998 and by late winter many market strategists believed that their run was over.

      In less than two weeks in mid-April, cyclical and deep value stocks--stocks which are normally poor performers but can make large increase in value when the economy expands--had their biggest rally in a quarter-century, and the technology rally looked like history. After an intensive review of our portfolio in early summer, we decided to remain with our basic position. The biggest change we made was adding a heavier weighting of mid-and small cap stocks to the mix and we continued that through year-end. The addition of Yahoo! to the S&P 500 in December brought the S&P 500's pure Internet weighting (along with America Online) to almost 2.5%, reflecting the market's assessment of the powerful transformation of the U.S. economy.

----------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return figures do not take into account the current maximum sales charge of 4.5% except where noted. Returns represent past performance and are not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Prior to August 25, 1988, shares of the Fund were offered at a higher sales charge, so that actual returns would have been somewhat lower.

(2) The S&P 500 Index is an unmanaged index of 500 large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund. Likewise, return figures for the S&P 500 Index do not reflect any sales charges that an investor may have to pay when purchasing or redeeming shares of the Fund.

(3)   From Merrill Lynch "Style Performance Monitor," January 7, 2000

(4) The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market Stocks. The NASDAQ Composite Index is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund. Likewise, return figures for the Index do not reflect any sales charges that an investor may have to pay when purchasing or redeeming shares of the Fund.

--------------------------------------------------------------------------------

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Q. WHAT STRATEGIES DO YOU USE TO MANAGE THE FUND?

A. We have for many years employed a combination of quantitative techniques and fundamental judgements. We believe that this is the best way to achieve consistently outstanding returns. As always, we continue to refine ourgrowing cluster of quantitative techniques. With a fast-changing economy and volatile market, managers need to constantly explore new strategies and be alert to declining effectiveness of older techniques. The rapid changes in the economy are affecting nearly all industries and our analysts attempt to keep up with the most important developments in such far-flung areas as telecommunications, genomics (the study of genetics and DNA) and the Internet, as well as the ramifications for older industries.

Q. WHAT DO YOU ENVISION FOR THE STOCK MARKET IN 2000?

A. Now that all the millennium hoopla has died down and Y2K's passage proved uneventful, we look forward to another interesting year. The first few weeks of the year had more volatility and excitement compressed into them than many prior years. Once again, the financial markets focus intensely on the Federal Reserve Board, with most people expecting from one to three more rate increases. Overall, the economy remains robust, with growth accelerating and inflation subdued even as this expansion becomes the longest in U.S. history. The valuation in the stock market is high for the narrow group of leaders but their growth and profitability are also exceptionally high.

   While the last five years have been the best in modern stock market history and volatility remains near a historic high, we continue to be optimistic. Most importantly, the economy remains in the best shape it's been in since the 1960s. Innovation is flourishing at the most rapid pace in perhaps a century and the prospects for peace around the world are the brightest in a long time. Under these circumstances, we find it hard to be pessimistic about the stock market.

--------------------------------------------------------------------------------
The Guardian Park Avenue Fund
-----------------------------

--------------------------------------------------------------------------------
                    TOP TEN HOLDINGS AS OF DECEMBER 31, 1999

       COMPANY                                       PERCENT OF TOTAL NET ASSETS
--------------------------------------------------------------------------------
   1.  Microsoft Corp.                                                     5.56%
--------------------------------------------------------------------------------
   2.  Intel Corp.                                                         2.45%
--------------------------------------------------------------------------------
   3.  Int'l. Business Machines                                            2.08%
--------------------------------------------------------------------------------
   4.  Wal-Mart Stores, Inc.                                               1.84%
--------------------------------------------------------------------------------
   5.  General Electric Co.                                                1.81%
--------------------------------------------------------------------------------
   6.  America Online, Inc.                                                1.76%
--------------------------------------------------------------------------------
   7.  Citigroup, Inc.                                                     1.63%
--------------------------------------------------------------------------------
   8.  EMC Corp.                                                           1.50%
--------------------------------------------------------------------------------
   9.  Motorola, Inc.                                                      1.46%
--------------------------------------------------------------------------------
  10.  Oracle Corp.                                                        1.45%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
The Guardian Park Avenue Fund
-----------------------------

                              SECTOR WEIGHTINGS OF
                               COMMON STOCKS HELD
                        BY THE FUND ON DECEMBER 31, 1999

                               [GRAPHIC OMITTED]

  [The following table was depicted as a pie chart in the printed materials.]

            CREDIT CYCLICALS                              0.15%
            TRANSPORTATION                                0.69%
            UTILITIES                                     0.84%
            BASIC MATERIALS                               1.58%
            CAPITAL GOODS                                 1.84%
            CASH                                          3.34%
            ENERGY                                        5.21%
            FINANCIALS                                    7.37%
            CONSUMER CYCLICALS                            7.68%
            CONSUMER SERVICES                             7.75%
            CONSUMER STAPLES                              7.97%
            TELECOMMUNICATIONS                           18.18%
            TECHNOLOGY                                   37.40%

----------------------------------------------------------------------------------------------------------
                    AVERAGE ANNUAL TOTAL RETURNS(1) FOR PERIODS ENDED DECEMBER 31, 1999

                                              Inception                                            Since
                                                Date       1 Year      5 Years     10 Years      Inception
----------------------------------------------------------------------------------------------------------
Class A Shares (with sales charge)             6/1/72      24.39%      28.14%      19.33%          17.18%
At Net Asset Value (without sales charge)                  30.25%      29.33%      19.88%          17.38%
----------------------------------------------------------------------------------------------------------
Class B Shares (with sales charge)             5/1/96      26.13%         N/A         N/A          27.15%
At Net Asset Value (without sales charge)                  29.13%         N/A         N/A          27.44%
----------------------------------------------------------------------------------------------------------
S&P 500 Index                                              21.04%      28.51%      18.17%          13.96%
                                                                                           (since 6/1/72)
----------------------------------------------------------------------------------------------------------

(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5%, except where indicated. Prior to August 25, 1988, Class A shares of the Fund were offered at a higher sales charge, so actual returns would have been somewhat lower. Total return figures for Class B shares do not take into account the contingent deferred sales charge applicable to such shares (maximum of 3%), except where noted. Returns represent past performance and are not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Park Avenue Fund
-----------------------------

                  GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                               [GRAPHIC OMITTED]

[The folowing table was depicted as a mountain chart in the printed materials.]

                                                            1999
        The Guardian Park Avenue Fund (Class A)           $814,470
        S&P 500 Index                                     $375,338
        Cost of Living                                    $ 40,566

PERFORMANCE FOR CLASS B SHARES, WHICH WERE FIRST OFFERED ON MAY 1, 1996, WILL VARY DUE TO DIFFERENCES IN SALES LOAD AND OTHER EXPENSES CHARGED TO SUCH SHARE CLASS.

A hypothetical $10,000 investment in Class A shares made at the inception of The Guardian Park Avenue Fund on June 1, 1972 has a starting point of $9,550, which reflects the current maximum sales charge for Class A shares of 4.5%. This investment would have grown to $814,470 on December 31, 1999. We compare our performance to that of the S&P 500 Index, which is an unmanaged index that is generally considered the performance benchmark of the U.S. stock market. While you cannot invest directly in the S&P Index, a similar hypothetical investment would now be worth $375,338. The Cost of Living, as measured by the Consumer Price Index, which is generally representative of the level of U.S. inflation, is also provided to lend a more complete understanding of the investment's real worth.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Schedule of Investments
--------------------------------------------------------------------------------

December 31, 1999

o THE GUARDIAN PARK AVENUE FUND

--------------------------------------------------------------------------------
Common Stocks -- 96.8%
--------------------------------------------------------------------------------

Shares                                                                    Value
--------------------------------------------------------------------------------
APPLIANCE AND FURNITURE -- 0.2%
  141,500   Whirlpool Corp.*                                     $    9,206,344
--------------------------------------------------------------------------------
AUTOMOTIVE -- 0.4%
  282,400   Ford Motor Co.                                           15,090,750
--------------------------------------------------------------------------------
BIOTECHNOLOGY -- 2.3%
   55,300   Affymetrix, Inc.*                                         9,383,719
  446,000   Amgen, Inc.*                                             26,787,875
  156,000   Biogen, Inc.*                                            13,182,000
  265,300   Enzon, Inc.*                                             11,507,388
   79,400   MedImmune, Inc.*                                         13,170,475
   63,000   Millenium Pharmaceuticals*                                7,686,000
   60,500   Sepracor, Inc.*                                           6,000,844
                                                                 --------------
                                                                     87,718,301
--------------------------------------------------------------------------------
BROADCASTING -- 4.9%
  196,100   Adelphia Comm. Corp.*                                    12,869,063
  151,000   AMFM, Inc.*                                              11,815,750
  579,100   CBS Corp.*                                               37,026,206
  393,200   Charter Comm., Inc.*                                      8,601,250
  175,000   Clear Channel Comm., Inc.*                               15,618,750
  310,000   Comcast Corp.*                                           15,674,375
  220,700   Cox Comm., Inc.*                                         11,366,050
   81,500   Cumulus Media, Inc.*                                      4,136,125
  676,900   Infinity Broadcasting Corp.*                             24,495,319
  250,500   Insight Comm., Inc.*                                      7,421,063
  436,700   MediaOne Group, Inc.*                                    33,544,019
   29,700   RealNetworks, Inc.*                                       3,573,281
                                                                 --------------
                                                                    186,141,251
--------------------------------------------------------------------------------
BUILDING MATERIALS AND HOMEBUILDERS -- 0.1%
  136,000   Crossman Communities, Inc.*                               2,108,000
  260,000   Johns Manville Corp.                                      3,640,000
                                                                 --------------
                                                                      5,748,000
--------------------------------------------------------------------------------
CAPITAL GOODS-MISCELLANEOUS TECHNOLOGY -- 3.0%
   73,100   CMGI, Inc.*                                              20,239,563
   56,600   CNET, Inc.*                                               3,212,050
  215,600   Critical Path, Inc.*                                     20,347,250
   77,000   Doubleclick, Inc.*                                       19,485,812
  149,400   E Bay, Inc.*                                             18,703,013
  120,200   Internet Capital Group, Inc.*                            20,434,000
   76,800   VerticalNet, Inc.*                                       12,595,200
                                                                 --------------
                                                                     115,016,888
--------------------------------------------------------------------------------
COMPUTER SOFTWARE -- 12.8%
  211,200   Adobe Systems, Inc.                                      14,203,200
   52,800   Advent Software, Inc.*                                    3,402,300
   34,600   Agile Software Corp.*                                     7,516,309
   57,800   Ariba, Inc.*                                             10,252,275
  160,600   Bea Systems, Inc.*                                       11,231,962
   98,600   Broadvision, Inc.*                                       16,768,162
   73,800   Citrix Systems, Inc.*                                     9,077,400
   64,300   Commerce One, Inc.*                                      12,634,950
   58,300   Cybersource Corp.*                                        3,017,025
  125,200   Inktomi Corp.*                                           11,111,500
   48,000   Legato Systems, Inc.*                                     3,303,000
   93,000   Mercury Interactive Corp.*                               10,038,187
   51,000   Micromuse, Inc.*                                          8,670,000
1,831,300   Microsoft Corp.*                                        213,804,275
  497,500   Oracle Corp.*                                            55,751,094
  426,200   Saga Systems, Inc.*                                       8,497,363
  214,800   Siebel Systems, Inc.*                                    18,043,200
  557,200   Sybase, Inc.*                                             9,472,400
  143,000   Symantec Corp.*                                           8,383,375
  119,500   TSI Int'l. Software Ltd.*                                 6,766,688
   79,800   VeriSign, Inc.*                                          15,236,812
   43,350   Veritas Software Corp.*                                   6,204,469
  256,100   Visio Corp.*                                             12,164,750
   76,000   Vitria Technology, Inc.*                                 17,784,000
                                                                 --------------
                                                                     493,334,696
--------------------------------------------------------------------------------
COMPUTER SYSTEMS -- 6.6%
  152,100   Apple Computer, Inc.*                                    15,637,781
  195,200   Cabletron Systems, Inc.*                                  5,075,200
  364,100   Dell Computer Corp.*                                     18,569,100
  526,800   EMC Corp.*                                               57,552,900
  134,500   Hewlett Packard Co.                                      15,324,594
  739,000   Int'l. Business Machines                                 79,812,000
  190,000   Solectron Corp.*                                         18,073,750
  564,800   Sun Microsystems, Inc.*                                  43,736,700
                                                                 --------------
                                                                    253,782,025
--------------------------------------------------------------------------------
DRUGS AND HOSPITALS -- 4.2%
  132,900   Andrx Corp.*                                              5,623,331
  682,200   Bristol-Myers Squibb Corp.                               43,788,713
  141,200   Idec Pharmaceuticals Corp.*                              13,872,900
  156,000   Johnson & Johnson                                        14,527,500
  341,400   Merck & Co., Inc.                                        22,895,137
  623,900   Pfizer, Inc.                                             20,237,756
  494,800   Schering-Plough Corp.                                    20,874,375
  243,000   Warner-Lambert Co.                                       19,910,812
                                                                 --------------
                                                                    161,730,524
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 2.0%
   68,000   DII Group, Inc.*                                          4,825,875
   86,000   Flextronics Int'l. Ltd.*                                  3,956,000
  449,200   General Electric Co.                                     69,513,700
                                                                 --------------
                                                                     78,295,575
--------------------------------------------------------------------------------
ELECTRONICS AND INSTRUMENTS -- 0.3%
   49,900   Jabil Circuit, Inc.*                                      3,642,700
   96,900   Power Integrations, Inc.*                                 4,645,144
   31,700   Sanmina Corp.*                                            3,166,037
                                                                 --------------
                                                                     11,453,881
--------------------------------------------------------------------------------
ELECTRONICS-SEMICONDUCTORS -- 4.8%
  177,000   Analog Devices, Inc.*                                    16,461,000
  331,400   Atmel Corp.*                                              9,797,013
  116,000   AVX Corp.*                                                5,792,750
   66,500   Epcos AG*                                                 4,966,719
  222,700   Integrated Device Technology, Inc.*                       6,458,300
1,142,800   Intel Corp.                                              94,066,725
  240,000   Int'l. Rectifier Corp.*                                   6,240,000
  127,100   Lattice Semiconductor Corp.*                              5,989,587
  423,300   LSI Logic Corp.*                                         28,572,750
   97,000   Microchip Technology, Inc.*                               6,638,437
                                                                 --------------
                                                                    184,983,281
--------------------------------------------------------------------------------
ENTERTAINMENT AND LEISURE -- 1.1%
  516,100   Blockbuster, Inc.                                         6,902,837
  217,200   Time Warner, Inc.                                        15,733,425
  294,000   Viacom, Inc.*                                            17,768,625
                                                                 --------------
                                                                     40,404,887
--------------------------------------------------------------------------------
FINANCIAL-BANKS -- 2.8%
  145,300   Chase Manhattan Corp.                                    11,287,994
1,126,200   Citigroup, Inc.                                          62,574,488
  128,000   Fifth Third Bancorp                                       9,392,000
  363,000   Firstar Corp.                                             7,668,375
  191,300   FleetBoston Financial Corp.                               6,659,631
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

* Non-income producing security.              See notes to financial statements.

THE GUARDIAN PARK AVENUE FUND

--------------------------------------------------------------------------------
Shares                                                                    Value
--------------------------------------------------------------------------------
    4,031   M & T Bank Corp.                                     $    1,669,842
  142,600   North Fork Bancorp                                        2,495,500
  254,654   Premier National Bancorp, Inc.                            4,695,183
   15,000   U.S. Trust Corp.                                          1,202,812
                                                                 --------------
                                                                    107,645,825
--------------------------------------------------------------------------------
FINANCIAL-OTHER -- 4.4%
  302,400   American Express Co.                                     50,274,000
   38,100   Dain Rauscher Corp.                                       1,771,650
   26,900   Goldman Sachs Group, Inc.                                 2,533,644
  137,800   Jefferies Group, Inc.                                     3,031,600
  218,666   Legg Mason, Inc.                                          7,926,643
  394,700   Lehman Brothers Hldgs., Inc.                             33,426,156
  115,000   Merrill Lynch & Co., Inc.                                 9,602,500
  104,600   J. P. Morgan & Co., Inc.                                 13,244,975
  245,700   Morgan Stanley Dean Witter & Co.                         35,073,675
  259,500   Charles Schwab Corp.                                      9,958,313
                                                                 --------------
                                                                    166,843,156
--------------------------------------------------------------------------------
FINANCIAL-THRIFT -- 0.4%
  768,161   Charter One Financial, Inc.                              14,691,079
  123,100   Commercial Federal Corp.                                  2,192,719
                                                                 --------------
                                                                     16,883,798
--------------------------------------------------------------------------------
FOOD, BEVERAGE AND TOBACCO -- 0.2%
  101,400   Anheuser-Busch Cos., Inc.                                 7,186,725
--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS -- 0.7%
  237,600   Church & Dwight, Inc.                                     6,340,950
  303,000   Kimberly-Clark Corp.                                     19,770,750
                                                                 --------------
                                                                     26,111,700
--------------------------------------------------------------------------------
INSURANCE -- 0.0%
   47,800   State Auto Financial Corp.                                  436,175
--------------------------------------------------------------------------------
MERCHANDISING-DEPARTMENT STORES -- 2.1%
  129,000   Dayton Hudson Corp.                                       9,473,437
1,020,800   Wal-Mart Stores, Inc.                                    70,562,800
                                                                 --------------
                                                                     80,036,237
--------------------------------------------------------------------------------
MERCHANDISING-SPECIAL -- 3.0%
   58,500   Amazon.com, Inc.*                                         4,453,312
  223,000   Best Buy, Inc.*                                          11,191,812
  318,400   BJ's Wholesale Club, Inc.*                               11,621,600
  130,000   Costco Wholesale Corp.*                                  11,862,500
  585,000   Home Depot, Inc.                                         40,109,062
  300,000   Starbucks Corp.*                                          7,275,000
  500,000   Tandy Corp.                                              24,593,750
  112,200   Zale Corp.*                                               5,427,675
                                                                 --------------
                                                                    116,534,711
--------------------------------------------------------------------------------
MISCELLANEOUS-CONSUMER GROWTH CYCLICAL -- 0.6%
   93,800   Go2Net, Inc.*                                             8,160,600
   70,000   Sapient Corp.*                                            9,865,625
   53,000   Viant Corp.*                                              5,247,000
                                                                 --------------
                                                                     23,273,225
--------------------------------------------------------------------------------
MISCELLANEOUS-CONSUMER GROWTH STAPLES -- 1.5%
  149,900   Interpublic Group Cos., Inc.*                             8,647,356
  177,200   Intuit, Inc.*                                            10,620,925
  158,300   Lamar Advertising Co.*                                    9,587,044
  475,000   Valassis Comm., Inc.*                                    20,068,750
  141,800   Young & Rubicam, Inc.                                    10,032,350
                                                                 --------------
                                                                     58,956,425
--------------------------------------------------------------------------------
OIL AND GAS PRODUCING -- 1.2%
  192,100   Anadarko Petroleum Corp.                                  6,555,413
  216,000   Apache Corp.                                              7,978,500
  132,100   Devon Energy Corp.                                        4,342,788
  257,000   Newfield Exploration Co.*                                 6,874,750
  431,700   Talisman Energy, Inc*                                    11,116,275
  152,100   Vastar Resources, Inc.                                    8,973,900
                                                                 --------------
                                                                     45,841,626
--------------------------------------------------------------------------------
OIL AND GAS SERVICES -- 1.3%
  194,900   B.J. Svcs. Co.*                                           8,149,256
  172,300   Cooper Cameron Corp.*                                     8,431,931
  289,800   Halliburton Co.                                          11,664,450
  281,200   Noble Drilling Corp.*                                     9,209,300
  189,100   Schlumberger Ltd.                                        10,636,875
   36,610   Transocean Sedco Forex, Inc.                              1,233,291
                                                                 --------------
                                                                     49,325,103
--------------------------------------------------------------------------------
OIL-INTEGRATED-DOMESTIC -- 0.3%
  387,100   Conoco, Inc.                                              9,629,113
--------------------------------------------------------------------------------
OIL-INTEGRATED-INTERNATIONAL -- 2.3%
  213,000   Chevron Corp.                                            18,451,125
  203,700   Exxon Mobil Corp.                                        16,410,581
  425,700   Royal Dutch Petroleum Co.*                               25,728,244
  498,600   Texaco, Inc.                                             27,080,212
                                                                 --------------
                                                                     87,670,162
--------------------------------------------------------------------------------
PAPER AND FOREST PRODUCTS -- 1.5%
  391,400   Abitibi-Consolidated, Inc.                                4,647,875
   87,100   Bowater, Inc.                                             4,730,619
  125,700   Champion Int'l. Corp.                                     7,785,544
  169,400   Georgia-Pacific Group                                     8,597,050
  313,700   Int'l. Paper Co.                                         17,704,444
  180,600   Mead Corp.                                                7,844,813
  315,400   Smurfit-Stone Container Corp.*                            7,727,300
                                                                 --------------
                                                                     59,037,645
--------------------------------------------------------------------------------
PHOTOGRAPHY -- 0.4%
  224,600   Eastman Kodak Co.*                                       14,879,750
--------------------------------------------------------------------------------
SEMICONDUCTORS -- 2.9%
  232,700   Adaptec, Inc.*                                           11,605,913
  623,000   Advanced Micro Devices, Inc.*                            18,028,062
  141,100   Kemet Corp.*                                              6,358,319
  577,600   Micron Technology, Inc.*                                 44,908,400
  335,200   National Semiconductor Corp.*                            14,350,750
  168,600   Sawtek, Inc.*                                            11,222,437
  179,200   Vishay Intertechnology, Inc.*                             5,667,200
                                                                 --------------
                                                                    112,141,081
--------------------------------------------------------------------------------
SEMICONDUCTORS-COMMUNICATIONS -- 4.8%
  181,300   Altera Corp.*                                             8,985,681
  140,000   Applied Micro Circuits Corp.*                            17,815,000
   85,900   Conexant Systems, Inc.*                                   5,701,612
  333,100   Cypress Semiconductor Corp.*                             10,784,113
   80,900   DSP Group, Inc.*                                          7,523,700
   74,200   Linear Technology Corp.*                                  5,309,937
   49,900   Micrel, Inc.*                                             2,841,181
   84,200   PMC Sierra, Inc.*                                        13,498,312
  207,600   RF Micro Devices, Inc.*                                  14,207,625
  217,800   Semtech Corp.*                                           11,352,825
  246,000   Texas Instruments, Inc.                                  23,831,250
  106,300   Transwitch Corp.*                                         7,713,394
   76,100   Triquint Semiconductor, Inc.*                             8,466,125
  226,800   Vitesse Semiconductor Corp.*                             11,892,825
  770,000   Xilinx, Inc.*                                            35,010,938
                                                                 --------------
                                                                    184,934,518
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

See notes to financial statements.              * Non-income producing security.

THE GUARDIAN PARK AVENUE FUND

--------------------------------------------------------------------------------
Shares                                                                    Value
--------------------------------------------------------------------------------
SEMICONDUCTORS-EQUIPMENT -- 2.6%
   76,400   Agilent Technologies, Inc.*                               5,906,675
  216,900   Applied Materials, Inc.*                                 27,478,519
  265,600   Cadence Design Systems, Inc.*                             6,374,400
  101,300   Credence Systems Corp.*                                   8,762,450
  115,000   Cymer Corp.*                                              5,290,000
   92,500   DuPont Photomasks, Inc.*                                  4,463,125
  110,900   KLA-Tencor Corp.*                                        12,351,488
   96,600   Lam Resh Corp.*                                          10,776,937
  277,500   Teradyne, Inc.*                                          18,315,000
                                                                 --------------
                                                                     99,718,594
--------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 6.6%
  571,465   AT & T Corp.                                             29,001,849
  310,000   Bell Atlantic Corp.                                      19,084,375
  440,000   GTE Corp.                                                31,047,500
  764,880   MCI WorldCom, Inc.*                                      40,586,445
  459,200   Nortel Networks Corp.                                    46,379,200
1,021,801   SBC Comm., Inc.                                          49,812,799
  382,000   Sprint Corp.                                             25,713,375
  168,000   US West, Inc.                                            12,096,000
                                                                 --------------
                                                                    253,721,543
--------------------------------------------------------------------------------
TELECOMMUNICATIONS-EQUIPMENT -- 7.9%
  234,500   American Tower Corp.*                                     7,166,906
   32,700   AudioCodes Ltd.*                                          3,008,400
  110,400   Ciena Corp.*                                              6,348,000
  516,000   Cisco Systems, Inc.*                                     55,276,500
  142,700   CommScope, Inc.*                                          5,752,594
  358,400   Crown Castle, Int'l.*                                    11,513,600
   96,700   ETek Dynamics, Inc.*                                     13,018,237
   29,000   Juniper Networks, Inc.*                                   9,860,000
  622,300   Lucent Technologies, Inc.                                46,555,819
  380,000   Motorola, Inc.                                           55,955,000
   94,700   Nokia Corp.*                                             17,993,000
   32,400   Optical Coating Lab., Inc.                                9,590,400
   95,000   Pinnacle Hldgs.*                                          4,025,625
   96,400   Proxim, Inc.*                                            10,604,000
  178,000   QUALCOMM, Inc.*                                          31,350,250
  167,100   Scientific Atlanta, Inc.                                  9,294,938
   70,500   Tellabs, Inc.*                                            4,525,219
                                                                 --------------
                                                                    301,838,488
--------------------------------------------------------------------------------
TELECOMMUNICATIONS-SPECIALTY -- 5.7%
  125,500   Advanced Fibre Comm., Inc.*                               5,608,281
  898,800   America Online, Inc.*                                    67,803,225
  365,200   Exodus Comm., Inc.*                                      32,434,325
  683,060   Global Crossing Ltd.*                                    34,153,000
  277,400   GST Telecomm., Inc.*                                      2,513,937
  130,600   Intermedia Comm., Inc.*                                   5,068,913
   73,100   Level 3 Comm., Inc.*                                      5,985,063
   95,500   Sprint PCS (FON Group)*                                   9,788,750
  146,000   Time Warner Telecom, Inc.*                                7,290,875
   42,000   Williams Comm. Group*                                     1,215,375
   78,400   Winstar Comm., Inc.*                                      5,899,600
   96,300   Yahoo, Inc.*                                             41,667,806
                                                                 --------------
                                                                    219,429,150
--------------------------------------------------------------------------------
TRANSPORTATION-MISCELLANEOUS -- 0.1%
   38,000   United Parcel Svcs.                                       2,622,000
--------------------------------------------------------------------------------
UTILITIES-ELECTRIC -- 0.6%
   27,600   Calpine Corp.*                                            1,766,400
  171,200   Energy East Corp.                                         3,563,100
  440,400   Montana Power Co.                                        15,881,925
  131,200   Potomac Electric Power Co.                                3,009,400
                                                                 --------------
                                                                     24,220,825
--------------------------------------------------------------------------------
UTILITIES-GAS & PIPELINE -- 0.2%
  262,600   Keyspan Corp.                                             6,089,037
--------------------------------------------------------------------------------

            TOTAL COMMON STOCKS
               (COST $2,333,619,108)                              3,717,913,015
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Repurchase Agreement -- 3.8%
--------------------------------------------------------------------------------

Principal
 Amount                                                                   Value
--------------------------------------------------------------------------------
$146,725,000 State Street Bank & Trust Co.
             repurchase agreement, dated
             12/31/99, maturity value
             $146,764,738 at 3.25%,
             due 1/3/00 (1)                                      $  146,725,000
--------------------------------------------------------------------------------
             TOTAL REPURCHASE AGREEMENT
                (COST $146,725,000)                                 146,725,000
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 100.6%
 (COST $2,480,344,108)                                            3,864,638,015
LIABILITIES IN EXCESS OF CASH, RECEIVABLES
 AND OTHER ASSETS -- (0.6%)                                         (22,152,539)
--------------------------------------------------------------------------------
NET ASSETS -- 100%                                               $3,842,485,476
--------------------------------------------------------------------------------

(1) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

--------------------------------------------------------------------------------

* Non-income producing security.              See notes to financial statements.

--------------------------------------------------------------------------------
Financial Statements
--------------------------------------------------------------------------------

o THE GUARDIAN PARK AVENUE FUND

--------------------------------------------------------------------------------
Statement of Assets and Liabilities
--------------------------------------------------------------------------------

December 31, 1999
--------------------------------------------------------------------------------
ASSETS
    Investments, at market (cost $2,480,344,108)                $ 3,864,638,015
    Cash                                                                 14,963
  Receivable for fund shares sold                                     2,938,300
    Dividends receivable                                              1,503,518
    Interest receivable                                                  13,271
--------------------------------------------------------------------------------
            TOTAL ASSETS                                          3,869,108,067
--------------------------------------------------------------------------------
LIABILITIES
    Payable for securities purchased                                 19,395,991
    Payable for fund shares redeemed                                  4,349,879
    Accrued expenses                                                  2,876,721
--------------------------------------------------------------------------------
            TOTAL LIABILITIES                                        26,622,591
--------------------------------------------------------------------------------
            NET ASSETS                                          $ 3,842,485,476
================================================================================
COMPONENTS OF NET ASSETS
    Shares of beneficial interest, at par                       $       647,917
    Additional paid-in capital                                    2,321,034,282
    Undistributed net investment income                                 269,418
    Accumulated net realized gain on
     investments                                                    136,239,457
    Net unrealized appreciation of investments                    1,384,294,402
--------------------------------------------------------------------------------
            NET ASSETS                                          $ 3,842,485,476
================================================================================
NET ASSETS:
    Class A                                                     $ 3,334,721,901
    Class B                                                     $   507,763,575
--------------------------------------------------------------------------------
SHARES OF BENEFICIAL INTEREST OUTSTANDING - $0.01 PAR VALUE
    Class A                                                          56,122,154
    Class B                                                           8,669,583
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
    Class A                                                              $59.42
    Class B                                                              $58.57
--------------------------------------------------------------------------------
MAXIMUM OFFERING PRICE PER SHARE
    Class A (Net Asset Value x 104.71%)*                                 $62.22
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Operations
--------------------------------------------------------------------------------

Year Ended December 31, 1999
--------------------------------------------------------------------------------
INVESTMENT INCOME:
    Dividends                                                   $    26,394,370
    Interest                                                          8,016,529
    Less: Foreign tax withheld                                          (20,287)
--------------------------------------------------------------------------------
            Total Income                                             34,390,612
--------------------------------------------------------------------------------
  EXPENSES:
    Investment advisory fees - Note 2                                17,021,192
    Administrative fees - Class A - Note 2                            5,292,187
    Administrative fees - Class B - Note 2                            1,053,059
    12b-1 fees - Note 3                                               3,159,177
    Transfer agent fees - Class A                                     2,114,513
    Transfer agent fees - Class B                                       605,332
    Custodian fees                                                      408,102
    Printing expense                                                    289,999
    Registration fees                                                   100,000
    Legal fees                                                           52,000
    Audit fees                                                           22,234
    Trustees' fees - Note 2                                              19,000
    Insurance expense                                                     8,650
    Other                                                                   700
--------------------------------------------------------------------------------
            Total Expenses                                           30,146,145
--------------------------------------------------------------------------------
    NET INVESTMENT INCOME                                             4,244,467
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN/(LOSS)
 ON INVESTMENTS - NOTE 5
    Net realized gain on
     investments - Note 1                                           507,876,945
    Net change in unrealized appreciation
     of investments - Note 5                                        419,284,130
--------------------------------------------------------------------------------
    NET REALIZED AND UNREALIZED GAIN
     ON INVESTMENTS                                                 927,161,075
--------------------------------------------------------------------------------
    NET INCREASE IN NET ASSETS
     FROM OPERATIONS                                            $   931,405,542
================================================================================

      * Based on sale of less than $100,000. On sale of $100,000 or more, the offering price is reduced.

--------------------------------------------------------------------------------
See notes to financial statements.

THE GUARDIAN PARK AVENUE FUND
(Continued)

--------------------------------------------------------------------------------
Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                  Year Ended December 31,
                                                 1999                 1998
--------------------------------------------------------------------------------
INCREASE/(DECREASE) IN NET ASSETS
 FROM OPERATIONS:
    Net investment income                  $     4,244,467      $    18,594,966
    Net realized gain on
     investments                               507,876,945          240,110,403
    Net change in unrealized
     appreciation of investments               419,284,130          321,166,359
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
 FROM OPERATIONS                               931,405,542          579,871,728
--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS FROM:
 Net investment income
    Class A                                     (4,338,070)         (18,598,388)
 Net realized gain on
    investments
    Class A                                   (389,011,284)        (199,305,595)
    Class B                                    (59,152,111)         (25,414,666)
--------------------------------------------------------------------------------
TOTAL DIVIDENDS AND
 DISTRIBUTIONS TO
 SHAREHOLDERS                                 (452,501,465)        (243,318,649)
--------------------------------------------------------------------------------
FROM CAPITAL SHARE TRANSACTIONS:
 Net increase/(decrease) in net
    assets from capital share
    transactions-- Note 6                      (16,675,323)         529,325,454
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS                     462,228,754          865,878,533

NET ASSETS:
Beginning of year                            3,380,256,722        2,514,378,189
--------------------------------------------------------------------------------
End of year*                               $ 3,842,485,476      $ 3,380,256,722
================================================================================

* Includes undistributed net
  investment income of                     $       269,418      $       363,075

--------------------------------------------------------------------------------
                                              See notes to financial statements.

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

December 31, 1999

THE GUARDIAN PARK AVENUE FUND

NOTE 1. ACCOUNTING POLICIES

      The Guardian Park Avenue Fund (the Fund or GPAF) is a series of The Park Avenue Portfolio, which is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). Significant accounting policies of the Fund are as follows:

      The Fund offers three classes of shares. Class A shares are sold with an initial sales load of up to 4.50% and an administrative fee of up to .25% on an annual basis of the Fund's average daily net assets. Class B shares are sold without an initial sales load but are subject to a 12b-1 fee of .75% and an administrative fee of up to .25% on an annual basis of the Fund's average daily net assets, and a contingent deferred sales load (CDSL) of up to 3% imposed on certain redemptions. Institutional Class shares are offered at net asset value, without an initial or contingent deferred sales load. All three classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain class expenses, and has exclusive voting rights with respect to any matter to which a separate vote of any class is required.

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investments

      Equity and debt securities listed on domestic or foreign securities exchanges are valued at the last sales price of such exchanges, or, if no sale occurred, at the mean of the bid and asked prices. Securities traded in the over-the-counter market are valued using the last sales price, when available. Otherwise, over-the-counter securities are valued at the mean between the bid and asked prices or yield equivalents as obtained from one or more dealers that make a market in the securities.

      Pursuant to valuation procedures approved by the Board of Trustees, certain debt securities may be valued each business day by an independent pricing service (Service). Debt securities for which quoted bid prices are readily available and representative of the bid side of the market, in the judgment of the Service, are valued at the bid price. Other debt securities that are valued by the Service are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

      Other securities, including securities for which market quotations are not readily available (such as mortgage-backed securities and restricted securities) are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees. Repurchase agreements are carried at cost which approximates market value (see Note 4). Investment transactions are recorded on the date of purchase or sale.

      Security gains or losses are determined on the identified cost basis. Interest income, including amortization of premium and discount, is accrued daily. Dividend income is recorded on the ex-dividend date.

      All income, expenses (other than class-specific expenses) and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are charged directly to such class. For the year ended December 31, 1999, distribution, administrative and transfer agent fees were the only class-specific expenses.

Foreign Currency Translation

      GPAF is permitted to buy international securities that are not U.S. dollar-denominated. GPAF's books and records are maintained in U.S. dollars as follows:

            (1) The foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into U.S. dollars at the current rate of exchange.

            (2) Purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

      The resulting gains and losses are included in the Statement of Operations.

      Realized foreign exchange gains and losses, which result from changes in foreign exchange rates between the date on which a Fund earns dividends and interest or pays foreign withholding taxes or other expenses and the date on which U.S. dollar equivalent amounts are actually received or paid, are included in net realized gain or loss on foreign currencies. Realized foreign exchange gains and losses which result from changes in foreign exchange rates between the trade and settlement dates on security and currency transactions are also included in net realized gain on foreign currencies. Net currency gains and losses from valuing other assets and liabilities denominated in foreign currency as of December 31, 1999 are reflected in net change in unrealized appreciation or depreciation from translation of assets and liabilities in foreign currencies based on the applicable exchange rate in effect at the end of period.

Forward Foreign Currency Contracts

      GPAF may enter into forward foreign currency contracts in connection with planned purchases or sales of securities, or to hedge against changes in currency exchange rates affecting the values of its investments that are denominated in a particular currency. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward exchange rate. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Fluctuations in the value of forward foreign currency contracts are recorded for book purposes as unrealized gains or losses from translation of other assets and liabilities denominated in foreign currencies by GPAF. When a forward contract is closed, GPAF will record a realized gain or loss equal to the difference between the value of the forward contract at the time it was opened and the value at the time it was closed. Such amount is recorded in net realized gain or loss on foreign currencies. GPAF will not enter into a forward foreign currency contract if such contract would obligate it to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency.

Dividends and Distributions to Shareholders

      GPAF distributes each year as dividends or capital gain distributions substantially all realized earnings by the Fund, if any.

      All dividends and distributions to shareholders are recorded on the ex-dividend date. Such distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles
(GAAP). Differences between the recognition of income on an income tax basis and a GAAP basis may cause temporary overdistributions of net realized gains and net investment income.

Taxes

      The Fund qualifies and intends to remain qualified to be taxed as a "regulated investment company" under the provisions of the Internal Revenue Code
(Code) and as such will not be subject to federal income tax on taxable income (including any realized capital gains) which is distributed in accordance with the provisions of the Code. Therefore, no federal income tax provision is required.

Reclassification of Capital Accounts

      The treatment for financial statement purposes of distributions made during the year from net investment income and net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences primarily are caused by differences in the timing of the recognition of certain components of income or capital gain; and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund.

      During the year ended December 31, 1999, the Fund reclassified amounts to paid-in capital from undistributed net investment income and accumulated net realized gain on investments. Increases/(decreases) to the various capital accounts were as follows:

             UNDISTRIBUTED           ACCUMULATED
            NET INVESTMENT     NET REALIZED GAIN/LOSS
                INCOME             ON INVESTMENTS
            --------------     ----------------------

                 $(54)                   $54

NOTE 2. INVESTMENT ADVISORY AGREEMENTS AND PAYMENTS TO RELATED PARTIES

      The Fund has an investment advisory agreement with Guardian Investor Services Corporation (GISC), an indirect wholly-owned subsidiary of The Guardian Life Insurance Company of America. The investment advisory agreement provides, among other things, for the quarterly payment by the Fund of a fee calculated at an annual rate of .50% of the average daily net assets of the Fund.

      Trustees who are not deemed to be "interested persons" (as defined in the 1940 Act) are paid $500 for each meeting of the Board of Trustees. An annual fee of $1,000 is also paid to each such Trustee. GISC pays compensation to the Trustees who are interested persons. Certain officers and Trustees of the Fund are affiliated with GISC.

Administrative Services Agreement

      Pursuant to the Administrative Services Agreement adopted by the Fund on behalf of the Class A and Class B shares, the Fund pays GISC an administrative service fee at an annual rate of .25% of the average daily net assets for which a "dealer of record" has been designated. For the year ended December 31, 1999, GPAF Class A shares paid an annualized rate of .17% of its average daily net assets under the Administrative Services Agreement.

NOTE 3. UNDERWRITING AGREEMENT AND DISTRIBUTION PLAN

      The Fund has entered into an Underwriting Agreement with GISC pursuant to which GISC serves as the principal underwriter for shares of the Fund. As compensation for its services, GISC received aggregate sales commissions of $1,659,928 for the year ended December 31, 1999.

      Under a Distribution Plan adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act (the"12b-1 Plan"), the Fund is authorized to pay a monthly 12b-1 fee at an annual rate of up to .75% of average daily net assets of the Fund's Class B shares as compensation for distribution-related services provided to the Class B shares of the Fund.

      GISC is entitled to retain any CDSL imposed on certain redemptions on Class B shares. For the year ended December 31, 1999, GISC received CDSL charges of $1,098,122.

NOTE 4. REPURCHASE AGREEMENTS

      Collateral under repurchase agreements takes the form of either cash or fully negotiable U.S. government securities. Repurchase agreements are fully collateralized (including the interest earned thereon) and marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral and may claim any resulting loss against the seller. The Board of Trustees has established standards to evaluate the creditworthiness of broker-dealers and banks which engage in repurchase agreements with the Fund.

NOTE 5. INVESTMENT TRANSACTIONS

      Purchases and proceeds from sales of securities (excluding short-term securities) amounted to $2,384,001,232 and $2,791,470,629, respectively, during the year ended December 31, 1999.

      The cost of investments owned at December 31, 1999 for federal income tax purposes was substantially the same as the cost for financial reporting purposes.

      Gross unrealized appreciation and depreciation of investments excluding foreign currency at December 31, 1999 aggregated $1,420,819,483 and $36,525,576, respectively, resulting in net unrealized appreciation of $1,384,293,907.

NOTE 6. SHARES OF BENEFICIAL INTEREST

      There is an unlimited number of $0.01 par value shares of beneficial interest authorized, divided into three classes, designated as Class A, Class B and Institutional Class shares. Through December 31, 1999, no Institutional Class shares of the Fund were sold. Transactions in shares of beneficial interest were as follows:

o THE GUARDIAN PARK AVENUE FUND

                          Year Ended December 31,                   Year Ended December 31,
                                           1999               1998             1999               1998
-----------------------------------------------------------------------------------------------------------
                                                   Shares                              Amount
-----------------------------------------------------------------------------------------------------------
CLASS A
Shares sold                             27,359,054         18,152,958    $ 1,374,220,548    $   885,038,761
Shares issued in reinvestment of
 dividends and distributions             6,674,168          4,072,601        378,300,756        209,800,362
Shares repurchased                     (35,553,998)       (14,727,389)    (1,831,479,707)      (721,647,093)
-----------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                 (1,520,776)         7,498,170    $   (78,958,403)   $   373,192,030
===========================================================================================================
CLASS B
Shares sold                              1,278,710          3,603,391    $    68,200,561    $   176,030,617
Shares issued in reinvestment of
 distributions                           1,003,393            474,635         56,213,737         24,340,017
Shares repurchased                      (1,161,774)          (912,470)       (62,131,218)       (44,237,210)
-----------------------------------------------------------------------------------------------------------
NET INCREASE                             1,120,329          3,165,556    $    62,283,080    $   156,133,424
===========================================================================================================

NOTE 10. LINE OF CREDIT

      A $100,000,000 line of credit available to The Guardian Park Avenue Fund and the other related Guardian Fundshas been established with State Street Bank and Trust Company and Bank of Montreal. The rate of interest charged on any borrowing is based upon the prevailing Federal Funds rate at the time of the loan plus .50% calculated on a 360 day basis per annum. For the year ended December 31, 1999, none of the Funds borrowed against this line of credit.

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

o THE GUARDIAN PARK AVENUE FUND

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE PERIODS INDICATED:

--------------------------------------------------------------------------------------------------------------------------
                                        ----------------------------------------------------------------------------------
                                                                               Class A
                                        ----------------------------------------------------------------------------------

                                                                       Year Ended December 31,
                                        ----------------------------------------------------------------------------------
                                           1999              1998              1997              1996                1995
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR          $51.88            $46.12            $37.91            $33.97            $26.89
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income                        0.13              0.35              0.40              0.42              0.33
 Net realized and unrealized
  gain on investments                        15.04              9.38             12.61              8.41              8.87
--------------------------------------------------------------------------------------------------------------------------
 Net increase from investment
  operations                                 15.17              9.73             13.01              8.83              9.20
--------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS
 TO SHAREHOLDERS FROM:
 Net investment income                       (0.08)            (0.34)            (0.39)            (0.42)            (0.33)
 Distributions in excess of net
  investment income                             --                --                --             (0.01)               --
 Net realized gain on investments            (7.55)            (3.63)            (4.41)            (4.46)            (1.79)
--------------------------------------------------------------------------------------------------------------------------
 Total dividends and distributions           (7.63)            (3.97)            (4.80)            (4.89)            (2.12)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                $59.42            $51.88            $46.12            $37.91            $33.97
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                                30.25%            21.30%            34.85%            26.49%            34.28%
==========================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year
  (000's omitted)                       $3,334,722        $2,990,767        $2,312,632        $1,392,186          $972,275
 Ratio of expenses to average
  net assets                                  0.77%             0.78%             0.79%             0.79%             0.81%
 Ratio of net investment income to
  average net assets                          0.24%             0.72%             0.95%             1.19%             1.07%
 Portfolio turnover rate                        74%               55%               50%               81%               78%
--------------------------------------------------------------------------------------------------------------------------

*     Excludes effect of sales load.

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

o THE GUARDIAN PARK AVENUE FUND

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE PERIODS INDICATED:

-----------------------------------------------------------------------------------------------------------
                                              -------------------------------------------------------------
                                                                          Class B
                                              -------------------------------------------------------------

                                                       Year Ended December 31,               May 1, 1996+
                                              ----------------------------------------      to December 31,
                                                1999            1998            1997             1996
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $51.59          $46.02          $37.90          $36.26
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income/(loss)                    (0.31)          (0.08)           0.00            0.05
 Net realized and unrealized gain
  on investments                                 14.84            9.28           12.54            6.10
-----------------------------------------------------------------------------------------------------------
 Net increase from
  investment operations                          14.53            9.20           12.54            6.15
-----------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS
 TO SHAREHOLDERS FROM:
 Net investment income                              --              --           (0.01)          (0.05)
 Net realized gain on
  investments                                    (7.55)          (3.63)          (4.41)          (4.46)
-----------------------------------------------------------------------------------------------------------
 Total dividends and distributions               (7.55)          (3.63)          (4.42)          (4.51)
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                  $58.57          $51.59          $46.02          $37.90
-----------------------------------------------------------------------------------------------------------
TOTAL RETURN*                                  29.13 %         20.16 %         33.53 %         17.35 %
===========================================================================================================
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period
  (000's omitted)                             $507,764        $389,489        $201,746         $36,006
 Ratio of expenses to average net assets        1.67 %          1.70 %            1.73%           1.77%(a)
 Ratio of net investment income/(loss)
  to average net assets                          (0.66)%         (0.21)%          0.00%           0.04%(a)
 Portfolio turnover rate                          74 %            55 %              50%             81%
-----------------------------------------------------------------------------------------------------------

+     Commencement of operations.
*     Excludes effect of sales load.
(a)   Annualized.

--------------------------------------------------------------------------------
Report of Ernst & Young LLP Independent Auditors
--------------------------------------------------------------------------------

BOARD OF TRUSTEES AND SHAREHOLDERS
THE GUARDIAN PARK AVENUE FUND
(ONE OF THE FUNDS CONSTITUTING THE
PARK AVENUE PORTFOLIO)

      We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Guardian Park Avenue Fund (one of the funds constituting the Park Avenue Portfolio), as of December 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Guardian Park Avenue Fund at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP


New York, New York
February 11, 2000

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

--------------------------------------------------------------------------------
The Guardian/Value Line Separate Account
----------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999

ASSETS
    Shares owned in underlying fund--Note 1 ....................................
    Net asset value per share (NAV) ............................................
      Total Assets (Shares x NAV) ..............................................

LIABILITIES
    Risk charges and other liabilities .........................................
NET ASSETS--NOTE 3 .............................................................

FIFO cost ......................................................................

--------------------------------------------------------------------------------
The Guardian/Value Line Separate Account
----------------------------------------

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME
    Income:
      Reinvested dividends .....................................................
    Expenses--Note 4:
      Mortality and expense risk charges .......................................
      Net investment income/(expense) ..........................................

REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
    Realized gain/(loss) from sale of investments:
      Net realized gain/(loss) from sale of investments ........................
      Reinvested realized gain distributions ...................................
      Net realized gain/(loss) on investments ..................................
    Net change in unrealized appreciation/(depreciation) of investments ........
      Net realized and unrealized gain/(loss) from investments .................
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ................

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                INVESTMENT DIVISIONS
------------------------------------------------------------------------------------------------------------------
                                                                    VALUE LINE
                                                    VALUE LINE       LEVERAGED        VALUE LINE
  GUARDIAN                         VALUE LINE         SPECIAL          GROWTH      U.S. GOVERNMENT     VALUE LINE
 PARK AVENUE      VALUE LINE         INCOME         SITUATIONS       INVESTORS        SECURITIES         CASH
------------------------------------------------------------------------------------------------------------------
    4,257,022          425,380          845,501          38,339          137,778          862,228       21,154,380
        59.42            26.25            10.10           27.09            57.98            10.63             1.00
-------------    -------------    -------------   -------------    -------------    -------------    -------------
  252,952,249       11,166,216        8,539,561       1,038,607        7,988,379        9,165,482       21,154,380

      228,970           11,964            7,949           6,737           11,114           10,793        3,101,840
-------------    -------------    -------------   -------------    -------------    -------------    -------------
$ 252,723,279    $  11,154,252    $   8,531,612   $   1,031,870    $   7,977,265    $   9,154,689    $  18,052,540
=============    =============    =============   =============    =============    =============    =============

$ 163,373,907    $   7,875,660    $   6,910,644   $     722,048    $   4,393,747    $   9,578,565    $  21,154,380

------------------------------------------------------------------------------------------------------------------

$     327,347    $          --    $      81,045   $          --    $          --    $     516,398    $     955,618

    2,276,710          103,185           78,557          11,056           75,360           93,879          309,581
-------------    -------------    -------------   -------------    -------------    -------------    -------------
   (1,949,363)        (103,185)           2,488         (11,056)         (75,360)         422,519          646,037
-------------    -------------    -------------   -------------    -------------    -------------    -------------


   26,053,463          467,906          290,346          13,080          557,770          (49,624)              --
   29,374,403          911,384        1,196,431          51,149          667,087               --               --
-------------    -------------    -------------   -------------    -------------    -------------    -------------
   55,427,866        1,379,290        1,486,777          64,229        1,224,857          (49,624)              --
    5,332,981        1,054,499          209,585         314,595          769,651         (587,849)              --
-------------    -------------    -------------   -------------    -------------    -------------    -------------
   60,760,847        2,433,789        1,696,362         378,824        1,994,508         (637,473)              --
-------------    -------------    -------------   -------------    -------------    -------------    -------------
$  58,811,484    $   2,330,604    $   1,698,850   $     367,768    $   1,919,148    $    (214,954)   $     646,037
=============    =============    =============   =============    =============    =============    =============

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian/Value Line Separate Account
----------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 1998 AND 1999

1998 INCREASE/(DECREASE) FROM OPERATIONS
  Net investment income/(expense) ..............................................
  Net realized gain/(loss) from sale of investments ............................
  Reinvested realized gain distributions .......................................
  Net change in unrealized appreciation/(depreciation) of investments ..........
  Net increase/(decrease) resulting from operations ............................

CONTRACT TRANSACTIONS
  Net contract purchase payments ...............................................
  Transfers between investment divisions .......................................
  Administrative charges--Note 4 ...............................................
  Redemptions and annuity benefits .............................................
  Transfers--other .............................................................
  Net increase/(decrease) from contract transactions ...........................

ACTUARIAL INCREASE IN RESERVES FOR CONTRACTS IN PAYMENT PERIOD .................

TOTAL INCREASE/(DECREASE) IN NET ASSETS ........................................
  NET ASSETS AT DECEMBER 31, 1997 ..............................................
  NET ASSETS AT DECEMBER 31, 1998 ..............................................

1999 INCREASE/(DECREASE) FROM OPERATIONS
  Net investment income/(expense) ..............................................
  Net realized gain/(loss) from sale of investments ............................
  Reinvested realized gain distributions .......................................
  Net change in unrealized appreciation/(depreciation) of investments ..........
  Net increase/(decrease) resulting from operations ............................

CONTRACT TRANSACTIONS
  Net contract purchase payments ...............................................
  Transfers between investment divisions .......................................
  Administrative charges--Note 4 ...............................................
  Redemptions and annuity benefits .............................................
  Transfers--other .............................................................
  Net increase/(decrease) from contract transactions ...........................

ACTUARIAL INCREASE IN RESERVES FOR CONTRACTS IN PAYMENT PERIOD .................

TOTAL INCREASE/(DECREASE) IN NET ASSETS ........................................
  NET ASSETS AT DECEMBER 31, 1998 ..............................................
  NET ASSETS AT DECEMBER 31, 1999--NOTE 3 ......................................

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                INVESTMENT DIVISIONS
-------------------------------------------------------------------------------------------------------------------
                                                                     VALUE LINE
                                                     VALUE LINE       LEVERAGED       VALUE LINE
  GUARDIAN                         VALUE LINE         SPECIAL          GROWTH       U.S. GOVERNMENT     VALUE LINE
 PARK AVENUE      VALUE LINE         INCOME          SITUATIONS       INVESTORS       SECURITIES           CASH
-------------------------------------------------------------------------------------------------------------------
$    (780,797)   $     (79,624)   $      11,132    $      (7,336)   $     (65,138)   $    (489,518)   $     695,042
   24,601,080          908,362          430,009           76,016          471,003         (156,001)              --
   15,644,927          198,110          370,233           29,864          165,063               --               --
    1,069,647          688,223          826,576           16,782        1,405,570          329,956               --
-------------    -------------    -------------    -------------    -------------    -------------    -------------
   40,534,857        1,715,071        1,637,950          115,326        1,976,498          662,956          695,042
-------------    -------------    -------------    -------------    -------------    -------------    -------------

    2,852,025           70,932           63,932            5,261           50,468          163,340          575,150
   (5,345,420)        (246,868)        (195,028)           2,168         (112,061)         627,388        5,269,821
     (139,786)          (8,155)          (5,134)            (882)          (4,349)          (7,435)         (16,738)
  (31,500,878)      (2,550,400)      (1,937,049)        (120,539)        (745,692)      (2,338,743)      (4,667,300)
       11,164              751             (412)             (32)            (234)             100               (4)
-------------    -------------    -------------    -------------    -------------    -------------    -------------
  (34,122,895)      (2,733,740)      (2,073,691)        (114,024)        (811,868)      (1,555,350)       1,160,929
-------------    -------------    -------------    -------------    -------------    -------------    -------------
       16,945              (50)           1,229               --            2,004           12,912           12,753
-------------    -------------    -------------    -------------    -------------    -------------    -------------
    6,428,907       (1,018,719)        (434,512)           1,302        1,166,634         (879,482)       1,868,724
  224,898,073       10,715,016        7,463,513          509,253        5,605,939       11,065,208       15,923,393
-------------    -------------    -------------    -------------    -------------    -------------    -------------
$ 231,326,980    $   9,696,297    $   7,029,001    $     510,555    $   6,772,573    $  10,185,726    $  17,792,117
=============    =============    =============    =============    =============    =============    =============

$  (1,949,363)   $    (103,185)   $       2,488    $     (11,056)   $     (75,360)   $     422,519    $     646,037
   26,053,463          467,906          290,346           13,080          557,770          (49,624)              --
   29,374,403          911,384        1,196,431           51,149          667,087               --               --
    5,332,981        1,054,499          209,585          314,595          769,651         (587,849)              --
-------------    -------------    -------------    -------------    -------------    -------------    -------------
   58,811,484        2,330,604        1,698,850          367,768        1,919,148         (214,954)         646,037
-------------    -------------    -------------    -------------    -------------    -------------    -------------

    1,740,907          154,190          139,713            6,015           45,045          248,390          273,779
   (4,977,698)         (66,701)         408,644          192,943           43,024          544,964        3,854,824
     (128,670)          (7,161)          (5,113)            (832)          (4,099)          (6,570)         (14,907)
  (34,060,477)        (953,742)        (739,794)         (44,608)        (797,478)      (1,602,978)      (4,592,068)
       10,753              765              311               29             (948)             111              (46)
-------------    -------------    -------------    -------------    -------------    -------------    -------------
  (37,415,185)        (872,649)        (196,239)         153,547         (714,456)        (816,083)        (478,418)
-------------    -------------    -------------    -------------    -------------    -------------    -------------
           --               --               --               --               --               --           92,804
-------------    -------------    -------------    -------------    -------------    -------------    -------------
   21,396,299        1,457,955        1,502,611          521,315        1,204,692       (1,031,037          260,423
  231,326,980        9,696,297        7,029,001          510,555        6,772,573       10,185,726       17,792,117
-------------    -------------    -------------    -------------    -------------    -------------    -------------
$ 252,723,279    $  11,154,252    $   8,531,612    $   1,031,870    $   7,977,265    $   9,154,689    $  18,052,540
=============    =============    =============    =============    =============    =============    =============

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                    THE GUARDIAN/VALUE LINE SEPARATE ACCOUNT

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 1999

NOTE 1 -- ORGANIZATION

            The Guardian/Value Line Separate Account (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by The Guardian Insurance & Annuity Company, Inc.
(GIAC) on October 6, 1980. GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America (Guardian). GIAC issues the deferred variable annuity contracts offered through the Account. GIAC provides for accumulations and benefits under the contracts by crediting the net contract purchase payments to one or more investment divisions within the Account or to the Fixed Rate Option (FRO). Amounts allocated to the FRO are maintained by GIAC in its general account. The Guardian Park Avenue Fund, one of the investment options available under the contracts, has an investment advisory agreement with Guardian Investor Services Corporation, a wholly owned subsidiary of GIAC. A tax-qualified investment division and a non-tax-qualified investment division have been established within each investment option available in the Account.

            Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of GIAC. The assets of the Account will not be charged with any liabilities arising out of any other business conducted by GIAC, but the obligations of the Account, including the promise to make annuity payments, are obligations of GIAC.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies of the Account.

Investments

      (a) Net proceeds of payments made by contractowners to the Account are invested by the Account's investment divisions in shares of the corresponding Funds at net asset value. All distributions made by a Fund are reinvested in shares of the same Fund.

      (b) The market value of investments is based on the net asset value of the respective Funds as of their close of business on the valuation date.

      (c) Investment transactions are accounted for on the trade date and income is recorded on the ex-dividend date.

      (d) The cost of investments sold is determined on a first in, first out
(FIFO) basis.

Federal Income Taxes

      The operations of the Account are part of the operations of GIAC and as such, are included in the combined tax return of GIAC. GIAC is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended.

      Under the tax law, no federal income taxes are payable by GIAC with respect to the operations of the Account.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                    THE GUARDIAN/VALUE LINE SEPARATE ACCOUNT

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

      Owners of non-tax-qualified contracts are taxed directly on the investment income and realized capital gains distributed by the underlying mutual funds to the Account's non-tax-qualified divisions.

NOTE 3 -- NET ASSETS, DECEMBER 31, 1999

                                                              UNITS              ACCUMULATION      TOTAL
                                                           OUTSTANDING            UNIT VALUE     UNIT VALUE
                                                           -----------            ----------     ----------
TAX-QUALIFIED ACCOUNTS
 The Guardian Park Avenue Fund ..................         1,135,705.680           $221.273308   $251,301,353
 Value Line Fund, Inc. ..........................           114,506.123             97.272359     11,138,281
 Value Line Income and Growth Fund, Inc. ........            87,375.567             96.917599      8,468,230
 The Value Line Special Situations Fund, Inc. ...            15,217.131             67.809755      1,031,870
 Value Line Leveraged Growth Investors Fund, Inc.            52,564.216            149.480887      7,857,346
 Value Line U.S. Government Securities Fund, Inc.           190,189.634             46.162339      8,779,598
 The Value Line Cash Fund, Inc. .................           605,481.384             29.183200     17,669,884
NON-TAX-QUALIFIED ACCOUNTS
 The Guardian Park Avenue Fund ..................               206.007            201.943931         41,602
 Value Line Fund, Inc. ..........................                    --             83.764438             --
 Value Line Income and Growth Fund, Inc. ........                    --             91.281093             --
 The Value Line Special Situations Fund, Inc. ...                    --             67.481488             --
 Value Line Leveraged Growth Investors Fund, Inc.                65.728            149.270845          9,811
 Value Line U.S. Government Securities Fund, Inc.                    --             46.163837             --
 The Value Line Cash Fund, Inc. .................             1,455.953             29.182947         42,489
                                                                                                ------------
                                                                                                 306,340,464
 Contracts receiving annuity payments ...........                                                  2,285,043
                                                                                                ------------
 Total Net Assets ...............................                                               $308,625,507
                                                                                                ============

NOTE 4 -- ADMINISTRATIVE AND MORTALITY AND EXPENSE RISK CHARGES

      Contractual charges paid to GIAC include:

      (1) an annual fee to cover GIAC's administrative expenses to be deducted on each contract anniversary before annuitization and upon surrender prior to annuitization. Such charge is $30 for a Single Purchase Payment Contract and $35 for a Flexible Purchase Payment Contract. The total amount of these charges for the year ending December 31, 1999 was $167,352.

      (2) a charge for mortality and expense risk is computed daily and is equal to an annual rate of 1% of the average daily net assets applicable to contractowners; the total annual charge for the year ending December 31, 1999 was $2,948,329.

      (3) contingent deferred sales charges on certain partial or total surrenders. These charges are assessed against redemptions and paid to GIAC during the first six contract years for a Single Purchase Payment Contract. For a Flexible Purchase Payment Contract, each payment is subject to a contingent deferred sales charge for six years; contingent deferred sales charges for the year ending December 31, 1999 amounted to $111,318; and,

      (4) a charge for premium taxes deducted from either the contract payment or upon annuitization, as determined in accordance with applicable state law.

      Currently, GIAC makes no charge against the Account for GIAC's federal income taxes. However, GIAC reserves the right to charge taxes attributable to the Account in the future.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                    THE GUARDIAN/VALUE LINE SEPARATE ACCOUNT

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 5-- ACCUMULATION UNIT VALUES FOR THE CURRENT YEAR END AND THE FOUR PRIOR YEAR ENDS

                                                DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                                    1999          1998          1997          1996          1995
                                                -----------   -----------   -----------   -----------    ----------
TAX-QUALIFIED ACCOUNTS
 The Guardian Park Avenue Fund ..............   $221.273308   $171.570338   $142.844239   $106.975783    $85.415119
 Value Line Fund, Inc. ......................     97.272359     77.512813     65.095659     54.067255     44.564679
 Value Line Income and Growth Fund, Inc. ....     96.917599     78.095792     61.696713     52.560176     45.222228
 The The Value Line Special Situations
  Fund, Inc. ................................     67.809755     42.360815     32.938107     25.181424     23.713301
 Value Line Leveraged Growth Investors,
  Fund Inc. .................................    149.480887    115.251491     83.359180     68.003247     56.152490
 Value Line U.S. Government Securities
  Fund, Inc. ................................     46.162339     47.162071     44.232575     40.899347     39.743747
 The Value Line Cash Fund, Inc. .............     29.183200     28.118022     27.033761     25.974172     24.991807
NON-TAX-QUALIFIED ACCOUNTS
 The Guardian Park Avenue Fund ..............    201.943931    156.582788    130.366067     97.630911     77.953689
 Value Line Fund, Inc. ......................     83.764438     66.748835     56.056010     46.559081     38.376101
 Value Line Income and Growth Fund, Inc. ....     91.281093     73.553931     58.108568     49.503397     42.592212
 The Value Line Special Situations Fund, Inc.     67.481488     42.155748     32.778671     25.059541     23.598522
 Value Line Leveraged Growth Investors, Inc.     149.270845    115.095887     83.242057     67.907692     56.073569
 Value Line U.S. Government Securities
  Fund, Inc. ................................     46.163837     47.163601     44.234002     40.900662     39.745016
 The Value Line Cash Fund, Inc. .............     29.182947     28.118022     27.033761     25.974172     24.991807

NOTE 6 -- PURCHASES AND SALES

      During the years ended December 31, 1999 and December 31, 1998, purchases and sales of shares of the Funds were as follows:

                                                     PURCHASES     PURCHASES       SALES         SALES
                                                    DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                                        1999          1998           1999         1998
                                                    -----------   -----------   -----------   -----------
The Guardian Park Avenue Fund ...................   $33,099,126   $26,002,121   $42,942,560   $45,532,365
Value Line Fund, Inc. ...........................     1,144,309       352,262     1,205,574     2,982,340
Value Line Income and Growth Fund, Inc. .........     1,960,323       661,382       959,085     2,358,534
The Value Line Special Situations Fund, Inc. ....       249,997       902,468        55,301       996,627
Value Line Leveraged Growth  Investors Fund, Inc.       804,132       233,089       921,501       949,895
Value Line U.S. Government Securities Fund, Inc.      1,712,234     2,500,922     2,091,920     3,571,505
The Value Line Cash Fund, Inc. ..................    10,274,443    16,376,539     9,587,243    14,315,408
                                                    -----------   -----------   -----------   -----------
  Total .........................................   $49,244,564   $47,028,783   $57,763,184   $70,706,674
                                                    ===========   ===========   ===========   ===========

NOTE: In some instances the calculation of total assets may not agree due to rounding.

--------------------------------------------------------------------------------

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
The Guardian Insurance & Annuity Company, Inc.
and the Contract Owners of The Guardian/Value Line Separate Account

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the Guardian Park Avenue, Value Line, Value Line Income, Value Line Special Situations, Value Line Leveraged Growth Investors, Value Line U.S. Government Securities and Value Line Cash investment divisions (constituting The Guardian/Value Line Separate Account) at December 31, 1999, and the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years then ended, in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of the management of The Guardian Insurance & Annuity Company, Inc.; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of shares owned at December 31, 1999 by correspondence with the transfer agents of the underlying funds, provide a reasonable basis for the opinion expressed above.


/s/ PricewaterhouseCoopers LLP

New York, New York

February 16, 2000

--------------------------------------------------------------------------------

                         THE GUARDIAN VARIABLE ACCOUNT 1

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 1999

ASSETS
 Investment in The Guardian Park Avenue Fund (1,201,315 shares at net asset
  value of $59.42 per share; FIFO Cost, $40,062,684) ......................   $ 71,382,122
LIABILITIES
 Due to The Guardian Insurance & Annuity Company, Inc. ....................         78,268
                                                                              ------------
NET ASSETS-- NOTE 3 .......................................................   $ 71,303,854
                                                                              ============

                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1999
INVESTMENT INCOME
 Income:
  Reinvested dividends ....................................................   $     90,941
 Expense:
  Mortality and expense risk charges-- Note 4 .............................        714,761
                                                                              ------------
 Net investment income/(expense) ..........................................       (623,820)
                                                                              ------------
REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
 Net realized gain/(loss) from sale of investments ........................      7,470,384
 Reinvested realized gain distributions ...................................      8,278,898
Net change in unrealized appreciation/(depreciation) of investments .......      1,358,291
                                                                              ------------
 Net realized and unrealized gain/(loss) from investments .................     17,107,573
                                                                              ------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...........   $ 16,483,753
                                                                              ============

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                         YEAR ENDED DECEMBER 31,
                                                                       ----------------------------
                                                                           1999            1998
                                                                       ------------    ------------
INCREASE/(DECREASE) FROM OPERATIONS
 Net investment income/(expense) ...................................   $   (623,820)   $   (217,234)
 Net realized gain/(loss) from sale of investments .................      7,470,384       5,713,603
 Reinvested realized gain distributions ............................      8,278,898       4,174,062
 Net change in unrealized appreciation/(depreciation) of investments      1,358,291       1,039,262
                                                                       ------------    ------------
 Net increase/(decrease) resulting from operations .................     16,483,753      10,709,693
                                                                       ------------    ------------
CONTRACT TRANSACTIONS
 Net contract purchase payments ....................................        120,711         258,460
 Redemptions and annuity benefits ..................................     (8,242,103)     (4,777,478)
                                                                       ------------    ------------
 Net increase/(decrease) from contract transactions ................     (8,121,392)     (4,519,018)
                                                                       ------------    ------------
ACTUARIAL INCREASE IN RESERVES FOR CONTRACTS IN PAYMENT PERIOD .....        484,831         247,985
                                                                       ------------    ------------
TOTAL INCREASE/(DECREASE) IN NET ASSETS ............................      8,847,192       6,438,660
NET ASSETS AT DECEMBER 31, 1998 ....................................     62,456,662      56,018,002
                                                                       ------------    ------------
NET ASSETS AT DECEMBER 31, 1999 -- NOTE 3 ..........................   $ 71,303,854    $ 62,456,662
                                                                       ============    ============

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         THE GUARDIAN VARIABLE ACCOUNT 2

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 1999

ASSETS
 Investment in The Guardian Park Avenue Fund (365,421 shares at net asset
  value of $59.42 per share; FIFO Cost, $11,704,277) ....................   $ 21,713,345
LIABILITIES
 Due to The Guardian Insurance & Annuity Company, Inc. ..................         88,131
                                                                            ------------
NET ASSETS-- NOTE 3 .....................................................   $ 21,625,214
                                                                            ============

                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1999
INVESTMENT INCOME
 Income:
  Reinvested dividends ..................................................   $     27,220
 Expense:
  Mortality and expense risk charges-- Note 4 ...........................        230,939
                                                                            ------------
 Net investment income/(expense) ........................................       (203,719)
                                                                            ------------
REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
 Net realized gain/(loss) from sale of investments ......................      2,366,869
 Reinvested realized gain distributions .................................      2,504,122
Net change in unrealized appreciation/(depreciation) of investment ......        317,536
                                                                            ------------
 Net realized and unrealized gain/(loss) from investments ...............      5,188,527
                                                                            ------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .........   $  4,984,808
                                                                            ============

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                         YEAR ENDED DECEMBER 31,
                                                                       ----------------------------
                                                                           1999            1998
                                                                       ------------    ------------
INCREASE/(DECREASE) FROM OPERATIONS
 Net investment income/(expense) ...................................   $   (203,719)   $    (82,227)
 Net realized gain/(loss) from sale of investments .................      2,366,869       1,010,169
 Reinvested realized gain distributions ............................      2,504,122       1,295,274
 Net change in unrealized appreciation/(depreciation) of investments        317,536       1,054,626
                                                                       ------------    ------------
 Net increase/(decrease) resulting from operations .................      4,984,808       3,277,842
                                                                       ------------    ------------
CONTRACT TRANSACTIONS
 Net contract purchase payments ....................................         12,311         146,627
 Redemptions and annuity benefits ..................................     (2,768,069)     (1,116,355)
                                                                       ------------    ------------
 Net increase/(decrease) from contract transactions ................     (2,755,758)       (969,728)
                                                                       ------------    ------------
ACTUARIAL INCREASE IN RESERVES FOR CONTRACTS IN PAYMENT PERIOD .....        132,382          40,423
                                                                       ------------    ------------
TOTAL INCREASE/(DECREASE) IN NET ASSETS ............................      2,361,432       2,348,537
NET ASSETS AT DECEMBER 31, 1998 ....................................     19,263,782      16,915,245
                                                                       ------------    ------------
NET ASSETS AT DECEMBER 31, 1999-- NOTE 3 ...........................   $ 21,625,214    $ 19,263,782
                                                                       ============    ============

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                        THE GUARDIAN VARIABLE ACCOUNT 1
                        THE GUARDIAN VARIABLE ACCOUNT 2

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1999

NOTE 1 -- ORGANIZATION

      The Guardian Variable Account 1 (VA-1) and The Guardian Variable Account 2 (VA-2) are registered unit investment trusts under the Investment Company Act of 1940, as amended, established by The Guardian Insurance & Annuity Company, Inc.
(GIAC). GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America (Guardian). The mutual fund available under the contracts supported by VA-1 and VA-2 is The Guardian Park Avenue Fund (the Fund). The Fund has an investment advisory agreement with Guardian Investor Services Corporation, a wholly owned subsidiary of GIAC. The VA-2 Separate Account has two divisions, the VA-2 Division and the VA-19 Division. All VA-2 Separate Account contract payments received subsequent to January 1, 1981 have been allocated to the VA-19 Division.

      Under applicable insurance law, the assets and liabilities of VA-1 and VA-2 are clearly identified and distinguished from the other assets and liabilities of GIAC. The assets of VA-1 and VA-2 will not be changed with any liabilities arising out of any other business conducted by GIAC, but the obligations of VA-1 and VA-2, including the promise to make annuity payments, are obligations of GIAC.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of the significant accounting policies of both VA-1 and VA-2.

      Investments

      (a) Net proceeds from the sale of variable annuity contracts are invested in shares of the Fund at the net asset value of the Fund's shares. All distributions made by the Fund are reinvested in shares of the Fund. (b) The market value of investments in the Fund is based on the net asset value at the close of the period. (c) Investment transactions are accounted for on the trade date and income is recorded on the ex-dividend date. (d) The cost of Fund shares sold is determined on a first in, first out (FIFO) basis.

      During the years ended December 31, 1999 and December 31, 1998, VA-1 purchases of shares of the Fund aggregated $9,853,899 and $6,548,522, respectively, and VA-2 purchases aggregated $2,668,395 and $1,592,765, respectively. Aggregate sales of shares of the fund amounted to $9,765,451 and $7,212,046 for VA-1 and $3,012,812 and $1,336,007 for VA-2 for the years ended
December 31, 1999 and December 31, 1998, respectively.

      Federal Income Taxes

      The operations of VA-1 and VA-2 are part of the operations of GIAC and, as such, are included in the combined tax return of GIAC. GIAC is taxes as a life insurance company under the Internal Revenue Code of 1986, as amended.

      Under the tax law, no federal income taxes are payable by GIAC with respect to the operations of VA-1 and VA-2.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTE 3 -- NET ASSETS, DECEMBER 31, 1999

      At December 31, 1999, net assets for the VA-1 and VA-2 Separate Accounts are comprised as follows:

                                            UNITS     ACCUMULATION   TOTAL UNIT
                                         OUTSTANDING   UNIT VALUE       VALUE
                                          ----------   -----------   -----------
VA-1 Separate Account:
 VA-1 Division ........................   97,610.018   $692.492916   $67,594,246
 Contracts receiving annuity benefits .                                3,709,608
                                                                     -----------
                                                                     $71,303,854
                                                                     ===========
VA-2 Separate Account:
 VA-2 Division ........................   27,723.132   $626.533647   $17,369,475
 VA-19 Division .......................    4,480.618    609.827483     2,732,404
                                                                     -----------
                                                                      20,101,879
 Contracts receiving annuity benefits .                                1,523,335
                                                                     -----------
                                                                     $21,625,214
                                                                     ===========

NOTE 4 -- MORTALITY AND EXPENSE RISK CHARGES

      Charges for mortality and expense risk paid to GIAC are computed daily and are equal to an annual rate of 1% of the average daily net assets. The total annual charge for the twelve months ending December 31, 1999 was $714,762 for VA-1 and $230,939 for VA-2.

      Currently, GIAC makes no charge against VA-1 and VA-2 for GIAC's federal income taxes. However, GIAC reserves the right to charge taxes attributable to VA-1 and VA-2 in the future.

NOTE 5-- ACCUMULATION UNIT VALUES FOR THE CURRENT YEAR AND THE FOUR PRIOR YEAR ENDS

                         DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                             1999          1998          1997          1996          1995
                         -----------   -----------   -----------   -----------   -----------
VA-1 Separate Account:
 VA-1 Division .......   $692.492916   $536.943448   $447.042768   $334.789490   $267.313646
VA-2 Separate Account:
 VA-2 Division .......   $626.533647   $458.800106   $404.462389   $302.901130   $241.852311
 VA-19 Division ......   $609.827483   $472.846449   $393.677554   $294.824378   $235.403384

NOTE: In some instances the calculation of total assets may not agree due to rounding.

--------------------------------------------------------------------------------

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
The Guardian Insurance & Annuity Company, Inc.
and the Contract Owners of The Guardian Variable Account 1&2

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the Guardian Park Avenue investment divisions (constituting The Guardian Variable Account 1&2) at December 31, 1999, and the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years then ended, in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of the management of The Guardian Insurance & Annuity Company, Inc.; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of shares owned at December 31, 1999 by correspondence with the transfer agents of the underlying funds, provide a reasonable basis for the opinion expressed above.


/s/ PricewaterhouseCoopers LLP

New York, New York

February 16, 2000

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

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